SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                               September 23, 2005
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                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                     000-49957                    04-3332304
----------------------------------          ------------------------------------
  (Commission file number)                 (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)




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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On January 3, 2005, the Company entered into a 24 month definitive material channel partner agreement with total contract value of $7.2 million. Attached to this filing is a copy of that agreement.


ITEM  9.01.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS

     (c)  Exhibits:
          The  following  exhibits  are  filed  as  part  of  this  report:

     Exhibit  Number     Description
     --------------------     --------------

     10.1     Channel  Partner  Agreement  Dated  January  3,  2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


     LocatePLUS  Holdings  Corporation
     ---------------------------------------
                                                    (Registrant)



     By:

     /s/  Jon  R.  Latorella
     ---------------------------------------
     Jon  R.  Latorella
     President  and  Chief  Executive  Officer

Dated:  September  23,  2005

                                  EXHIBIT INDEX


Exhibit  Number     Document
--------------------     -----------

     10.1     Channel  Partner  Agreement  Dated  January  3,  2005.